Exhibit 99.1

Barinthus Bio Provides Update on Proposed Combination with Clywedog Therapeutics

•	Scheme Exchange Ratio determined at 0.111 pursuant to the terms of the merger agreement
•	Scheme of arrangement expected to become effective on September 3, 2026, with Barinthus Bio ADSs expected to cease trading on Nasdaq prior to market open
•	Topco common stock expected to commence trading on Nasdaq under the ticker symbol “CLYD” following completion of the proposed combination with Clywedog

GERMANTOWN, Maryland, August 24, 2026 (GLOBE NEWSWIRE) – Barinthus Biotherapeutics plc (NASDAQ: BRNS) (“Barinthus Bio,” or the “Company”), today provided an update regarding the anticipated closing of its proposed combination with Clywedog Therapeutics, Inc. (“Clywedog”) in an all-stock transaction.

Notice of Delisting and Transfer of Listing.

On August 24, 2026, in connection with the scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme”), which is expected to become effective on September 3, 2026 and is contemplated by the Agreement and Plan of Merger, dated September 29, 2025, by and among the Company, Beacon Topco, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Topco”), Cdog Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Topco, and Clywedog (as amended, the “Merger Agreement”), the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) of its intent to withdraw the listing of the Company’s American Depositary Shares (the “ADSs”) from Nasdaq following the effectiveness of the Scheme and requested Nasdaq file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the ADSs from Nasdaq and deregister the ADSs under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 under the Exchange Act, requesting the deregistration of the ADSs and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the ADSs on Nasdaq is expected to halt prior to the opening of trading on September 3, 2026. Following the completion of the transactions contemplated by the Merger Agreement, Topco will be renamed “Clywedog Therapeutics Holdings, Inc.,” and its common stock will be listed on Nasdaq under the ticker symbol “CLYD.”

Determination of the Scheme Exchange Ratio

On August 24, 2026, pursuant to the terms of the Merger Agreement, the board of directors of the Company (the “Board”) determined that the Scheme Exchange Ratio (as defined in the Merger Agreement) is 0.111, which ensures that the price of the shares in Topco's common stock to be issued in exchange for the Scheme Shares (as defined in the Merger Agreement) would be sufficient to satisfy the minimum price requirement appliable to the listing of Topco's common stock on Nasdaq.

The Merger Exchange Ratio (as defined in the Merger Agreement) will be determined as of immediately prior to the closing of the merger based on the Scheme Exchange Ratio as finally determined by the Board, any adjustments as provided in the Merger Agreement and to maintain the agreed ownership split of Topco following closing of the transaction.

Announcement of Date of Hearing

The Company’s application in respect of the transactions contemplated within the Merger Agreement is directed to be heard before a High Court Judge at the Royal Courts of Justice, The Rolls Building, 7 Rolls Building, Fetter Lane, London, United Kingdom, EC4A 1NL on September 1, 2026.

About Barinthus Bio

Barinthus Biotherapeutics (NASDAQ: BRNS) is a clinical-stage biopharmaceutical company developing novel immunotherapeutic candidates designed to guide the immune system to overcome autoimmunity and chronic infectious diseases. Helping people and their families living with serious diseases is the guiding principle at the heart of Barinthus Bio. With a focused pipeline built around its proprietary platform technologies, Barinthus Bio is advancing immunotherapeutic product candidates in autoimmunity including: VTP-1000, which utilizes the Company's SNAP-Tolerance Immunotherapy (SNAP-TI) platform and is designed to treat people with celiac disease. Barinthus Bio’s differentiated technology platform and therapeutic approach, coupled with deep scientific expertise and focus on clinical development, positions the Company to navigate towards delivering treatments that improve the lives of people with autoimmunity. For more information, visit www.barinthusbio.com.

Forward Looking Statements

This press release contains forward-looking statements regarding Barinthus Bio within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “may,” “will,” “plan,” “forward,” “encouraging,” “believe,” “potential,” “expect,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding the expected effectiveness and timing of the Scheme, the expected timing of the suspension of trading, delisting and deregistration of the ADSs, and the determination of the Merger Exchange Ratio. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, including the risk that the timing for preliminary, interim or final data or initiation of clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, the Company’s ability to execute on strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, the Company’s ability to fund its operations and access capital, the Company’s cash runway, including the risk that the estimate of the cash runway may be incorrect, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect our business and the price of our securities, the risk that that the proposed transaction may involve unexpected costs, liabilities or delays, or divert management’s attention from our ongoing business operations, the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected, risks relating to the value of the combined company securities to be issued in the proposed transaction, the risks associated with global economic uncertainty, including disruptions in the banking industry, the conflicts in Ukraine, Iran, Israel and Gaza, the disruptions in U.S. federal government operations, tariffs imposed by the U.S. and other countries, and the other risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent annual report on Form 10-K and subsequent filings the Company may make with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the combined company plans to file with the SEC and mail or otherwise provide to Barinthus Bio's investors and security holders a registration statement on Form S-4 that will contain a joint proxy statement/prospectus (the “Registration Statement”). BARINTHUS BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY BARINTHUS BIO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Registration Statement and other documents that the combined company files with the SEC (when available) from the SEC’s website at www.sec.gov or at investors.barinthusbio.com.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Clywedog, Barinthus Bio and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of Barinthus Bio in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Barinthus Bio’s directors and executive officers in Barinthus Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 13, 2026. To the extent holdings of Barinthus Bio’s securities by Barinthus Bio’s directors and executive officers have changed since the amounts set forth in such Annual Report on Form 10-K, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Registration Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Barinthus Bio’s website at investors.barinthusbio.com.

Company contact:

ir@barinthusbio.com